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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 22, 2003


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)






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Item 7. Financial Statements and Schedules


c.       Exhibits

         99.1 Press release of Quest Diagnostics Incorporated dated April 22, 2003.


Item 9. Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition." On April 22, 2003, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.






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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      April 22, 2003


                                      QUEST DIAGNOSTICS INCORPORATED



                                     By: /s/ Robert A. Hagemann
                                         _____________________
                                            Robert A. Hagemann
                                            Vice President and Chief Financial
                                            Officer